FORM 485BPOS

As filed with the Securities and Exchange Commission on September 24, 1998

Post effective change to the Prospectus & SAI to reflect annual update.

File No. 33811-9090


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                     -------------------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       / /
                          Pre-Effective Amendment No.                     / /

                        Post-Effective Amendment No. 4                    /X/

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / /

                                AMENDMENT NO. 4                           /X/

                            THE AMERISTOCK MUTUAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                   1480 Moraga Rd. #200, Moraga, CA  94556
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (925) 376-3490

                     -------------------------------------

                             Nicholas D. Gerber
                       The Ameristock Mutual Fund, Inc.
                   1480 I Moraga Rd. #200, Moraga, CA  94556
               (Name and address of agent for service of process)

                     ------------------------------------

 It is proposed that this filing will become effective (check appropriate box)

                immediately upon filing pursuant to paragraph (b)
         -----
           X    on October 15, 1998 pursuant to paragraph (b)
         -----
                60 days after filing pursuant to paragraph (a)
         -----
                on (date) pursuant to paragraph (a) of Rule 485
         -----
                75 days after filing pursuant to paragraph (a)(2) of Rule 485
         -----
                on (date) pursuant to paragraph (a)(2) of Rule 485.
         -----



                  Page 1 of _____ sequentially numbered pages
                           Exhibit Index on page ____
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                         The Ameristock Mutual Fund, Inc.
                             CROSS REFERENCE SHEET
                            (as required by 495(a))


                  N-1A Item                       Caption in Prospectus
- ---------                                        ---------------------
<S >

PART A:  INFORMATION REQUIRED IN A PROSPECTUS

Item 1.          Cover Page                           Cover Page

Item 2.          Synopsis                             Fund Expenses

Item 3.          Condensed Financial Information     Supplement to Prospectus

Item 4.          General Description of Registrant  General Description of the
                                                  Fund; Investment Objectives;
                                                  Investment Policies & Risks;
                                                  Investment Restrictions

Item 5.          Management of the Fund              Management of the Fund;
                                               Investment Advisory Agreement;
                                               Other Information

Item 5A.         Management's Discussion of Fund     Investment Objective

Item 6.          Capital Stock and Other Securities  Other Information;
Dividends and Taxes;

Item 7.          Purchase of Securities Being Offered   How to Purchase Shares;
                                                     How to redeem shares;
                                              Determination of Net Asset Value

Item 8.          Redemption or Repurchase              How to Redeem Shares

Item 9.          Pending Legal Proceedings             Not Applicable


PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                              Caption in Prospectus* or
                                   Statement of Additional Information**
                                             ---------------------------

Item 10.         Cover Page                             Cover Page**

Item 11.         Table of Contents                      Table of Contents**

Item 12.         General Information and History        Not Applicable

Item 13.         Investment Objectives and Policies     Investment Objectives
                                                        and Policies**

Item 14.         Management of the Fund                 Directors and Officers**

                                                           Caption in
                                          Prospectus* or Statement of
N-1A Item                                    Additional Information**
- ---------                               ---------------------------


Item 15.         Control Persons and Principal            Directors and
                 Holders of Securities                    Officers**;
                                                  Financial Statement**

Item 16.         Investment Advisory and            Management of the Fund*;
                 Other Services             Investment Advisory Agreement;
                                                 Other Information*;
                                            Report of Independent Accountant**
Item 17.         Brokerage Allocation and Other Practices       Portfolio
                                               Turnover**; Portfolio
                                              Transactions and Brokerage**

Item 18.         Capital Stock and Other Securities    Additional Information

Item 19.         Purchase, Redemption and Pricing of    How to Purchase Shares*;
                                                        How to Redeem Shares*;
                                              Determination of Net Asset Value*;

Item 20.         Tax Status                        Distributions and Taxes**

Item 21.         Underwriters                      Not Applicable

Item 22.         Calculation of Performance Data   Performance Information**

Item 23.         Financial Statements              Financial Statements

Ameristock Mutual Fund, Inc.
	1480 I Moraga Rd. #200
	Moraga, CA  94556


Investment Advisor
	Ameristock Corporation
	Moraga, California


Custodian
	Fifth Third Bank
	Cincinnati, OH


Transfer Agent
	Mutual Shareholder Services
	Cleveland, Ohio


Legal Council
	Wyatt, Gerber, Meller & O'Rourke
	New York, New York


Independent Auditor
	McCurdy & Associates CPA's, Inc.
	Westlake, Ohio



Ameristock Logo

Prospectus

October 15, 1998
 Prospectus

Ameristock Mutual Fund, Inc.
1480 I Moraga Rd. #200
Moraga, CA  94556
(800) 394-5064			http://www.ameristock.com


Investment Objective:		  Long-Term Total Return
Minimum Investment:		  $1,000
Sales Charge:			  None, 100% No-Load
12(b)1 Fee:			  None
Exit or Redemption Fee:		  None




This Prospectus sets forth concise information an investor should know about the Ameristock Mutual Fund, Inc. (the "Fund"). Investors should read and retain this Prospectus for future reference. A Statement of
  Additional Information has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated by reference. The Statement of Additional Information may be obtained free of charge by writing or telephoning the Fund at its number shown above.



THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
 HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
 UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

October 15, 1998
 TABLE OF CONTENTS



FUND EXPENSES				.........................  3

FINANCIAL HIGHLIGHTS			...................  4

INVESTMENT OBJECTIVE			...................  4

INVESTMENT POLICIES & RISKS		.............  5

INVESTMENT RESTRICTIONS			................  6

HOW TO PURCHASE SHARES			.................  7

HOW TO REDEEM SHARES			...................  8

DETERMINATION OF NET ASSET VALUE	.........  10

MANAGEMENT OF THE FUND			.................  10

INVESTMENT ADVISORY AGREEMENT	............  11

DIVIDENDS AND TAXES			....................  12

OTHER INFORMATION				.....................  13

ACCOUNT APPLICATION			....................  15

 FUND EXPENSES

The following table illustrates all expenses and fees that a shareholder of the Fund will incur, directly or indirectly.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases....................... None
Sales Load Imposed on Reinvested Dividends............ None
Deferred Sales Load................................... None
Redemption Fees (a)................................... None
Exchange Fees......................................... None

Annual Fund Operating Expenses

Management Fee................................................... 1.00%
12b-1 Fees....................................................... None
Other Expenses................................................... None

Total Operating Expenses (b)..................................... 1.00%

(a)  A fee of $10 is charged for each wire redemption.
(b) The Investment Advisor has obligated itself to reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.00% of its daily net asset value in such year.
  See 'Investment Advisory Agreement".

The following example illustrates the expenses an investor would pay on a $1,000 investment in the Fund assuming (1) a 5% annual rate of return, and (2) redemption at the end of each period.

1 Year		3 Years	   	5 Years	   	10 Years
   $11	     	   $33		   $58		    $132

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

 FINANCIAL HIGHLIGHTS

The Financial Highlights presented below have been selected from the Fund's financial statements which have been examined by McCurdy & Associates, independent certified public accountants, whose unqualified report thereon appears in the Fund's Annual Report to shareholders for the year ended
June 30, 1998 and are incorporated by reference in this Prospectus.

Ameristock
Mutual Fund
                                          1998		    1997		    1996*
Net Asset Value, beginning of period	 $  25.06		$  19.03		$  15.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income				                  .41	      .52      .43
Net gain (loss) on securities-
     realized and unrealized              7.26		    5.94		   3.78
Total from investment operations	  		    32.73	    25.49	   19.21
LESS DISTRIBUTIONS
Dividends from net investment income	     (.42)     (.39)    (.18)
Dividends from capital gains			           (.83)     (.04)	   -.-
Net asset value, end of period		     	$  31.48	 	$ 25.06		 $19.03

Total Return		                    			    30.61%  	  33.00%  30.76%*

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period ($ millions)$  12.75	$    6.64		 $ 2.23
Ratio of expenses to average net assets
Prior to reimbursement			                 0.95%     1.06%    0.90%(1)
After reimbursement			                    0.90%     0.56%    0.00%
Ratio of net investment income to average net assets
Prior to reimbursement	         		        1.43%     1.89%    1.47%
After reimbursement			                    1.48%     2.39%    2.90%(1)*
Portfolio turnover rate	                 11.85%    21.48	    7.43%
Average Commission Rate (2)			       $    0.0051 	$ 0.0293
_________________________________
*  Annualized
(1)  From inception of investment activity August 31, 1995
(2)  Required by regulations in 1995.



 INVESTMENT OBJECTIVE

The Fund's investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities. The Fund's investment objective is a fundamental policy that may not be changed without shareholder approval. There is no assurance that the Fund will meet its investment objective.


INVESTMENT POLICIES & RISKS

The Fund will, under normal conditions, invest at least 80% of the value of its total assets in equity securities consisting of common stocks. The Fund may also enter into futures contracts, provided that the value of these contracts does not exceed 25% of the Funds total assets. In addition, the Fund may write covered call options on securities it owns and may also engage in other option transactions in furtherance of its investment objective.

The Fund will invest in equity securities (including stock options, futures, and
American Depository Receipts ("ADR's")) typically of large capitalization companies on national security exchanges and the over-the-counter market. While many issuers may be held in different segments of the economy, they will be weighted in the portfolio according to capitalization, and fundamental analysis of value. Accordingly, those companies with lower price/earnings ratio, and higher dividend yields will typically be overweighed in the Fund vs. the general market.

The cash equivalents the Fund may invest in include fixed income securities (bank certificates of deposit, commercial paper, bank checking account, and U.S. Government and Agency obligations). All of the Fund's fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor's, Moody's, Fitch, or Duff
& Phelps at the time of the investment or, if not rated, must then be determined by the Investment Advisor to be of comparable quality. Fixed income securities prices fluctuate inversely with interest rate movements. The Fund intends to hold only short term fixed income instruments (less than 1 year) which should help alleviate price fluctuations. Other fixed income risk factors include default risk.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940 The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

The Fund may write (i.e. sell) covered call and put options and purchase put and call options on securities that are traded on United States listed markets. The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase. The risks associated with options are that the option does not follow the price movement of the underlying security. Moreover, gains and losses depend on the Investment Advisor's ability to predict correctly the direction of stock prices, interest rates, and other economic factors.

The Fund may enter into financial futures contracts to hedge its cash position. Futures are generally bought and sold on commodity exchanges. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specified future time for a specified price (or the net cash amount). The risk associated with using futures contracts are: (i) imperfect correlation between the change in market value of stocks held by the Fund and the prices of the futures contracts; and
(ii) possible lack of a liquid secondary market for futures when desired.

The Fund will invest primarily in securities of companies domiciled in the United States, but the Fund may also invest in foreign securities. Such investments will only be made through ADR's traded on a United States exchange. Investing in foreign securities involves inherent risks different from domestic issuers including political and economic instability, and exchange rate risk. Foreign securities may be subject to greater price fluctuation than securities of U.S. companies.

For incremental income purposes, the Fund may lend its portfolio of securities constituting up to 30% of its net assets to U.S. or foreign banks or broker/dealers which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Advisor to be of equivalent quality. The Investment Advisor is responsible for monitoring compliance with this rating standard during the term of any securities lending agreement. With any loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities by the Fund will be fully collateralized at all times by at least 100% of the current market value of the lent securities.

The Fund is not intended to present a balanced investment program. It is not intended to be a vehicle for short-term trading, but is intended for investment for the long-term. The securities the Fund invests in are subject to the risks inherent in the respective portfolio companies and to market fluctuations.


INVESTMENT RESTRICTIONS

The Fund will not:

1- Invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies or instrumentality's.

2- Acquire securities of any one issuer that at time of investment (i) represent more than 10% of the voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding securities of the issuer.

3- Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years operation (including predecessors).

4- Invest more than 5% of its assets (valued at time of investment) in securities that are not marketable.

5- Make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

These restrictions are considered to be fundamental and can not be changed without a vote of the "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

HOW TO PURCHASE SHARES

See Application to Buy Shares that came with this Prospectus

Shares of the Fund are purchased at the net asset value per share next day determined after receipt of the purchase order, as described under "Determination of Net Asset Value". There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000, and minimum subsequent investments (excluding reinvestments of dividends and capital gains) is $100.

To purchase shares, complete and sign the Application to Buy Shares and mail it with your check to:

	Ameristock Mutual Fund
	Mutual Shareholder Services
	1301 East Ninth Street- 36th Fl.
	Cleveland, Ohio  44114


To purchase shares by wire:

	Fifth Third Bank
	ATTN: Trust Dept
	ABA#: 042-000-314
Credit to Acct:  010032393601
	Ameristock Mutual Fund
	Acct #_______________

The purchase price is the net asset value per share as described under "Determination of Net Asset Value".

Each investment in the Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

Shares may be purchased or redeemed directly through the Fund or through an investment dealer, bank or other institution. The Fund may enter into an arrangement with such institution allowing the institution to process purchase orders or redemption requests for its customers with the Fund on an expedited basis, including requesting share redemption's by telephone. Although these arrangements might permit one to effect a purchase or redemption of Fund shares through the institution more quickly than would otherwise be possible, the institution may impose charges for its services. Those charges could constitute a significant portion of a smaller account, and might not be in a shareholder's best interest. Shares of the Fund may be purchased or redeemed directly from the Fund without imposition of any charges other than those described in the Prospectus.

The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's Social Security number or other taxpayer identification number, the Fund will be required to withhold 31% of all dividends, distributions, and payments, including redemption proceeds, from such shareholder as a backup withholding procedure.

HOW TO REDEEM SHARES

You may redeem (sell) your shares at any time. The Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

	Ameristock Mutual Fund
	Mutual Shareholder Services
	1301 East Ninth Street- 36th Fl.
	Cleveland. Ohio  44114

Or by calling the Fund at (800) 394-5064. The Fund makes payment by check for the shares redeemed within seven days after it receives a properly filled out redemption request. The redemption price per share is the net asset value determined as described under "Determination of Net Asset Value". There is no redemption charge for mailed redemption checks.

For shares of the Fund where an investor requests wire payment: The Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instruction subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a
$10.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

The redemption request must:

1-  Include your name and account number.

2- Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

3-  Be signed by all owners exactly as their names appear on the account.

4- Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if
(i) you change ownership of the account, (ii) you want the redemption proceeds sent to a different address from that registered on the account,
(iii) the proceeds are to be made payable to someone other than the account owner(s), or (iv) the redemption request is for $25,000 or more. Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of director authorizing the officer to so act must be furnished.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

The redemption value of the shares may be more or less than the cost, depending upon the value of the Fund's portfolio securities at the time of redemption. The Fund reserves the right to suspend or postpone redemption's during any period when: (i) trading on the New York Stock
Exchange is restricted, or (ii) it is not reasonably practicable for the Fund to dispose of, or determine the fair market value of its net assets. If the net assetvalue of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the registered shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the registered shareholder.

In order to utilize the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request. Neither the Fund nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with either the written or telephone redemption procedures.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide a password to verify authenticity before your instructions will be carried out, and the telephone transaction may be tape recorded.



DETERMINATION OF NET ASSET VALUE

The net asset value of a share of the Fund is determined as of the close on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value of the Fund's assets, less its liabilities, by the number of shares outstanding, and rounding down to the nearest full cent.

Portfolio securities are valued using current market valuations based on last reported sales prices. Securities for which quotations are not available and other assets are valued at a fair value as determined by management and approved in good faith by the Board of Directors. Short-term obligations with maturities of sixty days or less are valued at amortized costs as reflecting fair value.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund's directors, including those directors who are also officers, and their principal business activities during the past five years are:

Nicholas D. Gerber, Chairman and Director. President Ameristock Corporation, Portfolio Manager of the Fund. Portfolio Manager with Bank of America helping to manage over $250 million (1993-1995). President and Portfolio Manager Marc Stevens Futures Index Fund prior.

Howard Mah, EA, MBA, Director. Tax and Financial Consultant in private practice (1995 to present). Tax and Financial Consultant with the law firm of office of Stephen M. Moskowitz- (1989 to 1995)

Andrew Ngim, Director.  Benefits Consultant at PricewaterhouseCoopers
 (1994-Present). Benefit Specialist with Morrison & Foerster (1994-1994). Pension System Project Manager with Pension Dynamics Corporation prior.

Stephen J. Marsh, Vice-President with FMV Opinions, Inc. (1998-Present). Managing Director, The Mentor Group (1991-1998).

Alev Efendioglu, PhD., Director. Professor of Management and Small Business Institute Director, McLaren School of Business, University of San Francisco (1977-Present).
http://www.usfca.edu/alev/alev.htm

Mr. Gerber, Mr. Mah, and Mr. Ngim are considered an "interested person" of the Fund as defined in the Investment Company Act of 1940.

INVESTMENT ADVISORY AGREEMENT

The Ameristock Corporation located at 1480 I Moraga Rd #200, Moraga, CA 94556, serves as the investment advisor to the Fund pursuant to an investment advisory agreement. The investment advisor supervises and manages the investment portfolio of the Fund on a continuous basis subject to the overall authority of the Board of Directors. In addition to the Fund, the investment advisor may be the advisor to other individual and institutional accounts. The investment advisor was organized under the laws of California in June 1995 and had no operating history prior. Mr. Gerber, the largest shareholder of the Ameristock Corporation and the Portfolio Manager of the Fund has been managing money since 1984.

The Investment Advisor receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's net assets. On days for which the values of the Fund's net assets are not determined, the fee is accrued on the most recently determined net assets adjusted for subsequent daily income and expense accruals. This fee is higher than fees paid by most other mutual funds, but the investment advisor has obligated itself to reimburse the Fund to the extent the Fund's total annual expenses, excluding taxes, interest, brokerage commissions, and extraordinary litigation expenses, during any of its fiscal years, exceed 1.00% of its average daily net asset value in such year.

Under the agreement, the investment advisor furnishes at its own expense office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The investment advisor also pays for expenses of marketing shares of the Fund, all expenses in determination of daily price computations, placement of securities orders (excluding brokerage commissions) and related bookkeeping, custodial, legal, auditing charges, printing and mailing reports and prospectuses to existing shareholders, corporate fees, maintaining registration of the Fund under the Investment Company Act of 1940 and registration of its shares under the Securities
Act of 1933, and qualifying and maintaining qualification of its shares under securities laws of certain states.

The Fund shall pay all brokerage commissions, taxes, interest, and extraordinary legal expenses.

The investment advisor has retained Maxus Information Systems
(DBA Mutual Shareholder Services) to serve as the Fund's transfer agent which included distributing dividends and shareholder services. The investment advisor (not the Fund) pays the fees for these services.

DIVIDENDS AND TAXES

The Fund intends to pay dividends from net investment income and net realized capital gains (not offset by capital loss carryovers) on an semi-annual basis in July and December.

Dividends and capital gain distributions, if any, are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue
Code of 1986. See Statement of Additional Information for a summary of requirements that must be satisfied to so qualify. A regulated investment company is generally not subject to Federal income tax on income and gains distributed in a timely manner to its shareholders.

Dividends from investment income and net short-term capital gains are taxable as ordinary income to U.S. shareholders. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions will be taxable, whetherreceived in cash or reinvested in shares of the Fund.

Each shareholder will be advised annually as to the source of distribution for tax purposes. A shareholder who is not subject to income taxation, such as a qualified plan like an IRA, will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution the shareholder will, in effect, receive a return of capital, but the distribution will be taxable to the shareholder even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis. If shares are redeemed within six months, any loss on the sale of those shares would be long-term capital loss to the extent of any distributions of long-term capital gains that the shareholder has received on those shares.

OTHER INFORMATION

The Fund was incorporated as a Maryland corporation on June 15, 1995. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Each share of common stock is entitled to share pro rata in any dividends and other distributions on shares declared by the Board of Directors, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation.

According to the laws of Maryland, under which the Fund is incorporated, and the Fund's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares, and in connection with such meeting will comply with the provisions of section 16(c) of the Investment Company Act of 1940 concerning assistance with shareholder communication.

The Fund issues annual reports to shareholders (one per taxpayer identification number) containing financial statements audited by its independent auditor, McCurdy & Associates CPA's, Inc.. The Fund also issues quarterly account statements, and semiannual financial statements containing lists of securities owned by the Fund.

The Fund may provide information about its total return and average annual total return in letters to shareholders or in sales materials. Total return is the percentage change in value during the period of an investment in the Fund, including the value of shares acquired through reinvestment of all dividend and capital gains distributions. Average annual return is the average annual compounded rate of change in value represented by the total return for the period. Performance quotations for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.
The Fund's performance may also be compared to various indices and to other mutual funds with similar investment objectives. See the Statement of Additional Information for a further information about performance measurement.

All performance data (when applicable) is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also reflects the risks associated in the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

Fifth Third Bank ( Fifth Third Center, Cincinnati, Ohio, 45263), has been retained to act as the Fund's custodian of the Fund's investments. The custodian does not have any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

Ameristock Corporation, 1480 I Moraga Rd. #200, Moraga, CA 94556, will act as the investment advisor.

Maxus Information Systems (DBA Mutual Shareholder Services) 1301 East
Ninth Street- 36th Floor, Cleveland, OH 44114, has been retained by the investment advisor to act as transfer agent of the Fund. Shareholder inquiries should be made to the transfer agent by mail or by calling (800) 394-5064.

Wyatt, Gerber, Meller & O'Rourke, 99 Park Avenue, New York, NY 10016, has passed upon the validity of the shares offered by this Prospectus and also acts as outside counsel to the Fund.

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio
44145, has been selected to serve as independent certified public accountants of the Fund for the fiscal year ending June 30, 1999.

 APPLICATION TO BUY SHARES

Mail to:			                            			Minimum Investments:
	Ameristock Mutual Fund				                 Initial:		$1,000
	1480 I Moraga Rd. #200			                 	Subsequent:	$   100
	Moraga, CA  94556
1   Registration of Shares


   	Owner 				     Joint Owner


   	Address				     Social Security or Tax ID Number

                    					     (     )
   	City		State	    Zip	      Daytime Phone Number
If more than one owner is listed above, then shares will be registered as joint tenants with right of survivorship and not as tenants in common, unless otherwise instructed.

2   Investment Information

	This investment represents an:
	(  Initial investment payable to: Ameristock Mutual Fund	Amount $
	(  Investment wired to account :			           	Amount $

3   Dividend Option

All income dividends and capital gains distributions will be reinvested in additional shares as stated in the Prospectus unless the box below is checked.

<  >  Please pay all income dividends and capital gains distributions in cash.

4   Taxpayer Information

	I am a U.S. Citizen		 [Yes]	 [No]  (circle one)

The Internal Revenue Service (IRS) requires each taxpayer to provide a Social Security or Taxpayer Identification Number and to make the following certifications. I certify under penalty of perjury that:
     	1)  The Social Security or Tax ID number stated above is correct.
      2) I am not subject to backup withholding because:* a- The IRS has not informed me that I am subject to backup withholding.
b-  The IRS has notified me that I am no longer subject to backup withholding.
* If this statement is not true and you are subject to backup withholding, cross out Section 2

5   Signature and Agreement

I/We, the undersigned, have received a copy of the current Prospectus of the Ameristock Mutual Fund and are purchasing Fund shares in accordance with its provisions. I/We further certify that the undersigned is of legal age and has full legal capacity to make this purchase. The purchase price shall be the net asset value next determined following receipt of the application by the Fund, if the application is accepted. This application cannot be processed unless accompanied by payment.


Signature of Owner		                         		Date



Signature of Joint Owner (if any)             			Date

STATEMENT OF ADDITIONAL INFORMATION






AMERISTOCK MUTUAL FUND, INC.
PART B
(STATEMENT OF ADDITIONAL INFORMATION)
OCTOBER 15, 1998







This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Ameristock Mutual Fund, Inc. (the "Fund"), dated October 15, 1998 as amended from time to time.
To obtain a copy of the Fund's Prospectus, please write to the Fund at 1480 I Moraga Rd. #200, Moraga, CA 94556 or call 1-800-394-5064.



TABLE OF CONTENTS

	Investment Objective and Policies......................  B-2
	Management Agreement...................................  B-6
	Directors and Officers.................................  B-7
	Portfolio Turnover.....................................  B-8
	Portfolio Transactions and Brokerage...................  B-8
	Performance Information................................  B-9
	Share Redemptions......................................  B-10
	Distributions and Taxes................................  B-11
	Additional Information.................................  B-14
	Appendix...............................................  B-14
	Report of Independent Certified Public Accountant......  B-17
	Financial Statement....................................  B-18

INVESTMENT OBJECTIVE AND POLICIES


The Funds investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities. The Fund will, under normal conditions, invest at least 80% of the value of its total assets in equity securities consisting of common stocks but the Fund may also hold cash or cash equivalents and invest in, without limit, U.S. government obligations if the Ameristock Corporation, (the "Investment Advisor") determines that a temporary defensive position is advisable.

The following objectives and policies supplement those in the Prospectus. Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment objectives and policies.

The Fund's fundamental investment objectives and policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are the fund's fundamental investment policies set forth in their entirety. The Fund may not:

1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

2) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market to be invested in the securities of such issuer (other than obligations of the United States government and its instrumentalities);

3) purchase the securities of an issuer if, as a result the Fund would own more than 10% of the outstanding voting securities of such issuer;

4) issue senior securities, except as permitted under the Investment Company Act of 1940;

5) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including weekends or holidays) to the extent necessary to comply with the 33 1/3% limitation;

6) act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

7) make loans, although the Fund may invest in debt securities and lend portfolio securities;

8) invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities;

9) (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

10) purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.


The forgoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in the Statement of Additional Information, a majority of the Fund's outstanding voting securities means the lessor of (a) more than 50% of the Fund's outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy. The Fund's investment objectives, as well as those policies and restrictions that are not fundamental, may be modified by the Board of Directors without shareholder approval if, in the reasonable exercise of its business judgement, modification is determined to be necessary or appropriate to carry out the Fund's objective. However, the Fund will not change its investment policies or restrictions without written notice to shareholders.

Information on the Fund's Investments

Securities Lending. Securities lending allows the Fund to retain ownership of the securities loaned out, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to parties which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Advisor to be of equivalent quality. Furthermore, securities will only be lent if, in the judgement of the Investment Advisor, the consideration to be earned from such loans justify the risk.

The Investment Advisor understands that it is the current view of the Securities and Exchange Commission (SEC) staff that the Funds may engage in loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalent (e.g., U.S. Treasury bills or notes) from a borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned
(determined on a daily basis) rises above the value of the collateral;
(iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or be entering into an alternative arrangement with the borrower.


Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Advisor determines the liquidity of the Fund's investments and, through reports from the Investment Advisor, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Investment Advisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

Foreign Securities. Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of the issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Fund (including American Depository Receipts (ADR's)) may be subject to greater price fluctuations than securities of U.S. companies.

Options. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security or index (in the case of a call option) or to sell a specified security or index (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.
The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call.
A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price.
Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

The Fund's purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund's purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase.

Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Futures. The Fund's use of options and financial futures thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund's total assets.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Segregated Accounts. Futures contracts, options, and options on futures contracts require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.


MANAGEMENT AGREEMENT


The Fund employs the Investment Advisor to furnish advisory and other services.
Under the Investment Advisor's contract with the Fund, the Investment Advisor acts as investment advisor and, subject to the supervision of the Board of Directors, directs the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Advisor also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Fund, all Directors who are "interested persons" of the Fund or the Investment Advisor, and all personnel of the Fund or of the Investment Advisor performing services relating to research, statistical, and investment activities.

In addition, the Investment Advisor, subject to the supervision of the Board of Directors, provides the management and administration services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal and state law; developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analysis on a variety of subjects to the Board of Directors.

In addition to the management fee payable to the Investment Advisor, the Fund pays all of its expenses, without limitation, extraordinary legal expenses, brokerage expenses, and taxes. In addition, the Investment Advisor has obligated itself to reimburse the Fund to the extent the Fund's total annual expenses, excluding taxes, interest, brokerage commissions, and extraordinary litigation expenses, during any of its fiscal years, exceed 1.00% of its average daily net asset value in such year.

For the services of the Investment Advisor, the Fund pays as compensation, a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's net assets. On days for which the values of the Fund's net assets are not determined, the fee is accrued using the most recently determined net assets adjusted for subsequent daily income and expense accruals.


DIRECTORS AND OFFICERS


The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the business address for each Director and Officer is 1480 I Moraga Rd. #200, Moraga,
CA 94556, which is also the address of the Investment Advisor. Those Directors who are "interest persons" (as defined in the Investment Company
Act of 1940) by virtue of their affiliation with either the Fund or with the Investment Advisor are indicated by an asterisk (*).

* Nicholas Gerber, Chairman and Director. President Ameristock Corporation, Portfolio Manager of the Fund. Portfolio Manager with Bank of America helping to manage over $250 million in commingled and mutual fund accounts (1993-1995). President and Portfolio Manager Marc Stevens Futures Index Fund prior.

* Howard Mah, EA, MBA, Director. Tax and Financial Consultant in private practice (1995 to present). Tax and Financial Consultant with the law firm (Office of Stephen M. Moskowitz 1989-1995).

* Andrew Ngim, Director. Benefits Consultant with PricewaterhouseCoopers (1994-Present). Benefit Specialist with Morrison & Foerster (1994-1994). Pension System Project Manager with Pension Dynamics Corporation prior

   Stephen J. Marsh, Vice-President with FMV Opinions, Inc. (1998-Present). Managing Director, The Mentor Group (1991-1998).


   Alev Efendioglu, PhD., Director. Professor of Management and Small Business Institute Director, McLaren School of Business, University of San Francisco (1977-Present).

The Directors of the Fund who are employees or Directors of the Investment Advisor receive no remuneration from the Fund. Each of the other Directors is paid an annual retainer of $1.00 and is reimbursed for the expenses of attending meetings.


PORTFOLIO TURNOVER


While it is difficult to predict, the Investment Advisor expects that the annual portfolio turnover rate of the Fund will not exceed 100%.
A greater rate may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the fiscal year ending June 30, 1998, 1997 and 1996 the Funds turnover was 11.9%, 21.4% and 7.5% respectively


PORTFOLIO TRANSACTIONS AND BROKERAGE


Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rate are made by the Investment Advisor. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each transaction, the Investment Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, determined in good faith by the Investment Advisor, by other aspects of the portfolio execution services offered such as research, economic data, and statistical information about companies and industries, non-inclusive.


PERFORMANCE INFORMATION


From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. The Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment
Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, the Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC- insured bank money market or certificate of deposit accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.
From time to time advertising materials for the Fund may refer to, or include commentary by the Fund's portfolio manager, Nicholas D. Gerber, relating to his investment strategy, asset growth of the Fund, current or past business, political, economic or financial conditions and other matters of general interest to investors.
In addition, from time to time,
advertising materials for the Fund may include information concerning retirement and investing for retirement, including information provided by the Social Security Administration, and may refer to the approximate number of then current Fund shareholders.

The Fund may compare its performance to various capital markets such as common stocks, long-term government bonds, Treasury bills, and the U.S.
rate of inflation as these figures are provided by Ibbotsen Associates and other independent organizations. The Fund may also use the performance of these capital markets in order to demonstrate general risk versus reward investment scenarios. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares may be more or less than their original cost.

Total returns quoted in advertising reflect all aspects of the Fund's return including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, the Fund's performance is not consistent over time, but changes from year to year, and that average annual returns represent figures as opposed to the actual year-to-year performance of the Fund. The formula for determining annual average total return expressed as a percentage is:

T = (ERV/P) 1/n - 1
			Where:
		  	T	=   average annual total return
			  P	=   a hypothetical initial investment of $1,000
			  n	=   number of years
			EVR	=   ending redeemable value:  ERV is the value, at the end of
		         the applicable period, of a hypothetical $1,000 investment
   			     made at the beginning of the applicable period.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage change or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their component parts of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contribution to total return.


SHARE REDEMPTION'S


The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted;
for any period during which an emergency exists as a result of (a) disposal by the Fund of securities owned by it is not reasonably practicable, or
(b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemption's in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to 1% of the Fund's net assets in any 90 day period. Securities delivered in payment of redemption's are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.


DISTRIBUTIONS AND TAXES


Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such distributions are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. Shareholders will be notified annually as of the U.S. federal tax status or distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result to a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

The Fund intends to be taxed as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund generally must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (2) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely: (a) stock or securities; (b) options, futures, or forward contracts that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally will not be subject to U. S. federal tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed in a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gain or losses) for the calendar year,
(2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To a void application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received

Some of the options and futures contracts in which the Fund may invest may be "section 1256 contracts". Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains and losses are treated as though they were realized.

Offsetting positions by the Fund involving financial futures and options may constitute "straddles". Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

If a Fund were treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed staddles". Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the various rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

The 30% Limitation and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options and futures contracts.

Upon redemption of shares, a shareholder will realize a taxable gain or loss depending upon the shareholders cost basis of the shares owned. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 before and ending 30 days after t he shares are disposed of. In such a case, the cost basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case or certain exempt shareholders. All distributions and proceeds from the redemption of Fund shares will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or
(3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

Distributions and redemptions may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation.
Non- U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Fund or shareholders. Shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in the Fund.


ADDITIONAL INFORMATION


The Ameristock Mutual Fund, Inc. is an open-end management investment company organized as a Maryland corporation on June 15, 1995. The Funds
 Articles of Incorporation authorizes the Board of Directors to issue up to 100 million shares of common stock, par value $.005 per share. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that the Ameristock Corporation ceases to be the investment advisor, the right of the Fund to use the identifying name "Ameristock" may be withdrawn.

Fifth Third Bank, Cincinnati, Ohio, is the custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Advisor, its Officers and Directors, and the Fund's Directors may from time to time have transactions with various banks, including banks servings as custodians for assets advised by the Investment Advisor. There have been no transactions of this sort to date with the Custodian.

The Financial Statement of the Fund as of June 30, 1998 included in this Statement of Additional Information has been so included in reliance on the report of McCurdy & Associates, Inc., independent certified public accountant, given on the authority of said firm as experts in accounting and auditing.


APPENDIX


Description of Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa-  Bonds rated Aaa are judged to be of the best quality.   They carry the
smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-  Bonds rated Aa are judged to be of high quality by all standards.
BB-  Together with the Aaa group they comprise what are generally known
CC- as high-grade bonds. they are rated lower than the best bonds because DD- margins of protection may not be as large as in the Aaa securities or EE- fluctuation of protective elements may be of greater amplitude or there FF- may be other elements present which make the long-term risks appear
GG-  somewhat larger than in Aaa securities.

A- Bonds rated A posses many favorable investment attributes and are to B- be considered as upper-medium grade obligations. Factors giving
C- security to principal and interest are considered but certain protective D- elements may be lacking which suggest a susceptibility to impairment s E- ometime in the future.

Baa- Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B- Bonds rated B generally lack characteristics of the desirable investment. C- Assurance of interest and principal payments or maintenance of other
D-  terms of the contract over any period of time may be small.

Caa- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C- Bonds rated C are the lowest-rated bonds and issues so rated can be D- regarded as having extremely poor prospects of ever attaining any real E- investment standing.

Moody's applies numerical modifiers, 1,2, and 3, in each generic rating classification from Aaa through B in its corporate bond rating system. The Modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, higher rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets a nd assured sources of alternative liquidity.

Description of Standard & Poor's Corporation's Corporate Bond Ratings:

AAA- Debt rated AAA have the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA- Debt rated AA have a very strong capacity to pay interest and repay BB- principal and differ from AAA bonds only an small degree.

A- Debt rated A has a strong capacity to pay interest and repay principal, B- although it is somewhat more susceptible to the adverse effects of C- changes in circumstances and economic conditions.

BBB- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC- Debt rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such debt and CC the highest degree of speculation. Although such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AAA to CCC may be modified by the addition of a plu
 (+) or minus (-) show the relative standing within the major rating categories.

The designation A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

                       INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Directors
Ameristock Mutual Fund

We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, including the schedule of portfolio investments, as of June 30, 1998, and the related state-ment of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the two years then ended and the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 1998 by correspon-dence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended and for the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
July 19, 1998

			 Ameristock Mutual Fund
			 Schedule of Investments
 			June 30, 1998

						 Market
Industry              			Company	              Shares 	       	 Value
Automotive	10.49%		      Chrysler	             8,000         		 $451,000
			                      Ford Motor Co.    	   6,410         		 $378,190
                      			General Motors Corp.	 7,620         		 $509,111
Broadcasting &
    Entertainment	0.32%		Disney Co. (Walt)   	 390           		 $41,145
Capital Goods	6.61%		    Boeing Co.          	 5,960 	        	 $265,593
                      			Caterpillar         	 8,500         		 $449,703
                      			General Electric    	 1,400 	        	 $127,225
Chemicals & Fertilizer	6.34%
                         Du Pont de Nemours  	 5,700 	        	 $425,719
                      			Dow Chemical	         3,960 	        	 $382,883
Consumer Staples	8.53%	 	Eastman Kodak Co.	    10 	           	 $731
                      			Coca- Cola Co.	       2,280 	        	 $194,940
                      			McDonalds Corp.     	 2,900 	        	 $200,100
                      			Philip Morris	        12,110 		        $476,831
                      			Pepsico	              2,360         		 $97,203
                      			Proctor & Gamble Co.	 1,300 	        	 $118,381
Diversified	3.20%		      Minn. Mining & Mfg. 	 4,960 	        	 $407,650
Electronics	10.36%	     	Hewlett Packard Co. 	 4,400 	        	 $263,450
                      			IBM                   3,600 	        	 $413,325
                      			Intel Corp.	          6,640 	        	 $492,190
                      			Lucent	               1,826         		 $152,015
Financial Services	8.65%	Assoc First Capital   1,679 	        	 $129,178
                      			Am Intl Group       	 740           		 $108,040
                      			Bankamerica Corp.   	 1,740 	        	 $150,510
                      			Citicorp.	            1,050 	        	 $156,713
                      			Fannie May            5,970 	        	 $367,155
                      			Travelers Group     	 3,150 	        	 $190,969
Healthcare (Products)	10.64%
                         Abbott Labs	          10,760 	       	 $441,160
                      			Am Home Products	     4,000 	        	 $207,000
                      			Bristol Myers Squibb	 1,620         		 $186,199
                      			Johnson & Johnson	    2,440         		 $180,560
                      			Merck & Co.         	 2,020 		         $270,175
                      			Pfizer Inc.	          660 	          	 $71,610
Oil & Gas	7.02%	        	Amoco Corp.	          4,100 	        	 $171,175
                      			Chevron	              2,100         		 $175,875
                      			Exxon	                2,500 	        	 $178,438
                      			Texaco	               6,200 	        	 $370,063
Retailing	2.93%	        	Home Depot Inc.	      1,315 	        	 $109,227
                      			Sears Roebuck & Co. 	 2,500 	        	 $152,656
                      			Wal-Mart Stores	      1,850 	        	 $112,041
Software	0.88%	         	Microsoft Corp.*	     1,040 	        	 $112,710
Telecommunications	12.23%Ameritech Corp.	      7,220 	        	 $323,998
                      			Bell Atlantic Corp. 	 8,040 		         $366,825
                      			Bellsouth Corp.     	 2,950         		 $198,019
                      			GTE Corp.           	 6,470 	        	 $359,894
                      			AT& T Corp.	          5,450 	        	 $311,326
 Total Common Stocks: 	88.20%		 (Cost $8,125,528) 			           $11,248,901
 Total Investments 						                                       $11,248,901
 Other Assets Less Liabilities    11.80% 						                 $1,504,402
 Net Assets:  100% 	 Equivalent to $31.48 per share on 405,054
	 Shares of Capital Stock Outstanding 					                     $12,753,303
 * Non-Income Producing

			 The accompanying notes are an integral part of the financial statements

		 Ameristock Mutual Fund
		 Statement of Assets and Liabilities
 		June 30, 1998


Assets:
Investment Securities at Market Value
      (Identified Cost- $8,125,528)			 $11,248,901
Cash	                                		 $2,031,197
Accounts Receivables
     Dividends		                         	 $16,005
     Interest			                              $286
     Other			                                 $157
     Fund Shares Sold			                  $136,843
	Total Assets:		                       $13,433,389


Liabilities:
Accounts Payable
     Fund Shares Redeemed		             	 $670,848
Accrued Management Fee			                   $9,238
	Total Liabilities:		                     $680,086

Net Assets			                          $12,753,303


Net Assets Consist of:
	Capital Paid In		                      $9,379,713
	Undistributed Net Investment Income		     $69,472
	Undistributed Net Capital Gain		         $180,745
	Unrealized Appreciation in Value of
	     Investments Based on Identified
      Cost- Net		                        $3,123,373
NET ASSETS FOR 405,054 SHARES
      OUSTANDING		                    	 $12,753,303

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
     PRICE PER SHARE ($12,753,303/ 405,054)			 $31.48



		 The accompanying notes are an integral part of the financial statements

		 Ameristock Mutual Fund
		 Statement of Operations
 		Year Ended June 30, 1998


Investment Income:
	Dividends	                           	 $154,697
	Interest		                              $40,788
	Other		                                    $727
		Total Investment Income             	 $196,212

Expenses:
	Management Fee	                       	 $78,373
	Less Waiver of Management Fee		         $(4,209)
		Total Expenses	                        $74,164
Net Investment Income		               	 $122,048

Realized and Unrealized Gain on Investments
	Net Realized Gain (Loss) on Investments		 $194,468
	Net Change in Unrealized Appreciation
	     (Depreciation) on Investments	   	 $1,871,395
	Net Realized and Unrealized Gain (Loss)
	     on Investments		                   $2,065,863

Net Increase (Decrease) in Net Assets
     Resulting from Operations	       		 $2,187,911


		 The accompanying notes are an integral part of the financial statements

		 Ameristock Mutual Fund
		 Statement of Changes in Net Assets
                                  			 July 1, 1997 to 		 July 1, 1996 to
                                   			June 30, 1998    		June 30, 1997

From Operations:
	Net Investment Income		                   $122,048 	      	 $103,474
	Net Realized Gain (Loss)		                $194,468 	      	 $206,443
	Net Change in Unrealized Appreciation
	      (Depreciation) on Investments		   $1,871,395 	    	 $1,084,082
                                     			 $2,187,911     		 $1,393,999

Distributions to Shareholders:
	Net Investment Income		                  $(115,734)	      	 $(64,943)
	Capital Gains		                          $(220,489)		        $(4,632)
                                      			 $(336,224)      		 $(69,575)

From Capital Share Transactions:
	Proceeds from 337,361 Shares Issued  		 $9,665,215 	    	 $7,303,484
	Net Asset Value of 9,726 Shares Issued
	     from Reinvestment of Dividends		     $246,962 	       	 $59,550
	Cost of 207,045 Shares Redeemed		      $(5,654,316)	   	 $(4,270,981)
                                     			 $4,257,861 	    	 $3,092,053

Net Increase in Net Assets		           	 $6,109,548 	    	 $4,416,477
Net Assets at Beginning of Period			     $6,643,755     		 $2,227,278
Net Assets at End of Period (including
     Undistributed Net Investment Income
     of $69,472	and $63,158 respectively)$12,753,303    		 $6,643,755


		 The accompanying notes are an integral part of the financial statements

			 Ameristock Mutual Fund
			 Financial Highlights



Selected Data for a Share of Common Stock	Outstanding Throughtout the Period

                       	         	July 1/97 to		July 1/96 to		August 31/95 to
                                  June 30/98		  June 30/97	  	June 30/96 (1)

Net Asset Value at
     Beginning of Period		        	   $25.06 		     $19.03 	     	 $15.00
Net Investment Income			               $0.41 		      $0.52 	      	 $0.43
Net Gains (Losses) on Securities- Realized
     and Unrealized			                 $7.26 	     	 $5.94 	      	 $3.78
	Total From Investment Operations		   $32.73 	    	 $25.49 		      $19.21
Dividend Distribution
	Net Investment Income	             	 $(0.42)	    	 $(0.39)	     	 $(0.18)
	Capital Gains		                      $(0.83)		     $(0.04)     		 $  -
Total Distributions			                $(1.25)		     $(0.43)	     	 $(0.18)
Net Asset Value at End of Period			   $31.48 		     $25.06 	     	 $19.03

Total Return		                        	30.61%	      	33.95%		       33.70%*

Ratios/ Supplemental Data
     Net Assets End of Period (mill)	 $12.75 	     	 $6.64       		 $2.23
     Ratio of Expenses to Average Net Assets
	Prior to Reimbursement		               0.95%	       	1.06%        		0.90%
	After Reimbursement	                  	0.90%	       	0.56%	        	0.00%
     Ratio of Net Income to Average Net Assets
	Prior to Reimbursement		               1.43%	       	1.89%	        	1.47%
	After Reimbursement		                  1.48%	       	2.39%	        	2.90%
     Portfolio Turnover Rate			        11.85%	      	21.48%	        	7.43%
     Average Commission Rate (2)			  $0.0051 	   	 $0.0293


*  Annualized
(1)  From Inception of Investment Activity (8/31/95)
(2)  Required by regulations issued in 1995.


			 The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998


1.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1996. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:
It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets. The Investment Advisor has obligated itself to reimburse the Fund to the extent the Fund's total annual expenses excluding taxes, interest, brokerage commissions and extraordinary litigation expenses exceed 1% of its average daily net asset value. The advisor received management fees of $65,600 during the fiscal year ending June 30, 1998.
During the Fund's initial year, the Advisor had payed all Fund expenses.

3.)  RELATED PARTY TRANSACTIONS
Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 45% of the Fund's stock is controlled by FTC & Company. 24% of the Fund's stock is controlled by DLJ-Pershing. 14% of the Fund's stock is controlled by National Financial Services Corp. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies can be deemed as controlling persons.

AMERISTOCK MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
JUNE 30, 1998



4.)  CAPITAL STOCK AND DISTRIBUTION
     At June 30, 1998, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $9,379,713. Transactions in common stock were as follows:


       Shares sold............................. 337,361
       Shares issued to shareholders in
         reinvestment of dividends.............   9,726
                                               	347,087
       Shares redeemed........................ (207,045)
       Net increase........................... 	140,042
       Shares Outstanding:
         Beginning of period..................	 265,012
         End of period........................ 	405,054




5.)  PURCHASES AND SALES OF SECURITIES
During the year ended June 30, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $4,135,504 and $879,625 respectively.

6.)  FINANCIAL INSTRUMENTS DISCLOSURE
There are no reportable financial instruments which have any off-balance sheet risk as of June 30, 1998.

7.)  SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at June 30, 1998 was the same as identified cost.

At June 30, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                         Net Appreciation
          Appreciation	 (Depreciation)	   (Depreciation)
          $ 3,211,396    	$(88,023)	        $ 3,123,373

8 )  DISTRIBUTIONS
During the fiscal year ended June 30, 1998, distributions of $0.42 aggregating $115,734 were declared from net investment income; $0.48 aggregating $126,781 were declared from short term capital gains; and $0.35 aggregating $93,708 were declared from long term capital gains.

                           PART C. OTHER INFORMATION


Item 24.       Financial Statements and Exhibits.

        (a)    Financial Statements

               Included in Part A of the Registration Statement:
                     Financial Highlights.

               Included in Part B of the Registration Statement:
                     Financial Statements for the period June 30, 1995 (commencement of operations) through June 30, 1998, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Registrant's Annual Report dated as of June 30, 1998. A copy of the Annual Report is included following the Statement of Additional Information.

                 (b)   Exhibits

                 1.    Articles of Incorporation*

                 2.    By-Laws*

                 3.    Not Applicable

                 4.    Not Applicable

                 5.    Form of Investment Advisory Agreement**

                 6.    Not Applicable

                 7.    Not Applicable

                 8.    Form of Custodian Agreement**

                 9.    (a) Form of Administrative and Fund Accounting
                           Agreement**
                       (b) Form of Transfer Agent Agreement**

                 10.   Opinion and Consent of Wyatt Gerber Meller & O'Rourke**

                 11.   Consent of Independent Certified Public Accountants

                 12.   Not Applicable

                 13.   Investment Representation Letters**

                 14.   Not Applicable

                 15.   Service and Distribution Plan**

- ----------------------------

*                Filed with initial Registration Statement in 1995.

**               Filed with Pre-Effective Amendment No. 1 in 1996

                 16. Schedule for computation of performance quotation provided in response to Item 22

                 17.   Not Applicable

                 18.   Powers of Attorney of Mr's Gerber, Ngim & Mah**

Item 25.         Persons Controlled by or under Common Control with Registrant.

                 Not applicable.

Item 26.         Number of Holders of Securities.

                 As of June 30, 1998, there were 714 record holders of shares of The Ameristock Mutual Fund, the only series of the Registrant's common stock.

Item 27.         Indemnification.

                 The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporation and Associations Article of the General Corporation Law of the State of Maryland (Maryland Law) controlling the indemnification of directors and officers. Since the Registrant has its executive offices in the State of California, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of the California Business Corporation Law.

                 The general effect of these statutes is to protect directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The Articles of Incorporation of the Registrant make the indemnification if its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the applicable provisions of the Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 (the 1940 Act) as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

                 In referring in its Articles of Incorporation to, and making indemnification of directors subject the conditions and limitations of, both the applicable provisions of the Maryland Law and Section 17(h) of the 1940 Act, the Registrant intends that conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either the Maryland Law or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its Articles of Incorporation to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its Articles of Incorporation to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (indemnitee) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office (disabling conduct) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his or her undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

              Insofar as indemnification for liability arising under the Securities Act of 1933 (the 1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.      Business and Other Connections of Investment Advisor

              The descriptions of the Investment Adviser under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

              Ameristock Corporation may also act as investment adviser to entities and individuals which are not registered investment companies and as a subadviser to a registered investment company.

Item 29.      Principal Underwriters

              Not Applicable.

Item 30.      Location of Accounts and Records.

              The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs
              (4), (5), (6), (7), (9), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (1), (2)(i-iii), (8) and (12) of Rule 31a-1(b) will be maintained by Registrant's Administrator; and all other records will be maintained by the Registrant's Custodian.

Item 31.      Not Applicable.

  Item 32. The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda and State of California on the 19th day of September, 1998.


                       THE AMERISTOCK MUTUAL FUND, INC.



                           By:               *
                                  ----------------------
                                  Nicholas D. Gerber
                                  Director


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                     Title               Date
----------                     -----              ----
Nicholas D. Gerber             Director          September 19, 1998
Andrew Ngim                    Director          September 19, 1998
Howard Mah                     Director          September 19, 1998
Alev Efendioglu                Director          September 19, 1998
Steven Marsh                   Director          September 19, 1998




*By:     /s/ Melinda L/ Gerber
         -----------------------------
         Melinda L. Gerber
         as Secretary